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                                                     Exhibit  10.14


                           FIRST AMENDMENT AGREEMENT
                           -------------------------


     FIRST AMENDMENT AGREEMENT (this "Amendment Agreement") dated as of March 1, 1996 by and among Moore Medical Corp. (the "Borrower"), Bank of Boston Connecticut and certain other lending institutions (collectively, the "Banks"), and Bank of Boston Connecticut, as agent for the (Banks in such capacity, the "Agent"), amending a certain Revolving Credit Agreement dated as of January 9, 1996 (as amended, the "Credit Agreement").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Borrower has requested, among other things, that the Agent and the Banks amend certain terms and conditions of the Credit Agreement; and

     WHEREAS, the Agent and the Banks are willing to amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.  Definitions.  Capitalized terms used herein without definition that
            -----------
are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.  Ratification of Existing Agreements.  All of the Borrower's
            ------------ -- -------- ----------
obligations and liabilities to the Agent and the Banks as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, except as otherwise expressly modified in this Amendment Agreement upon the terms set forth herein, are, by the Borrower's execution of this Amendment Agreement ratified and confirmed in all respects. In addition, by the Borrower's execution of this Amendment Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     (S)3.  Representations and Warranties.  All of the representations and
            --------------- --- ----------
warranties made by the Borrower in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date.

     (S)4.  Conditions Precedent.  The effectiveness of the amendments
            --------------------
contemplated hereby shall be subject to the satisfaction on or before the date hereof each of the following conditions precedent:
          (a)  Representations and Warranties.  All of the representations and
               ------------------------------
warranties made by the Borrower herein, on the date hereof, except as provided in (S)3 hereof.

          (b)  Performance; No Event of Default.  The Borrower shall have
               --------------------------------
performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

          (c)  Corporate Action.  All requisite corporate action necessary for
               ----------------
the valid execution, delivery and performance by the Borrower of this Amendment Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.
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          (d)  Delivery.  The parties hereto shall have executed and delivered
               --------
this Amendment Agreement. In addition, the Borrower shall have executed and delivered such further instruments, and take such further action as the Agent and the Banks may have reasonably requested, in each case further to effect the purposes of this Amendment Agreement, the Credit Agreement and the other Loan Documents.

          (e)  Fees and Expenses.  The Borrower shall have paid to the Banks all
               -----------------
fees and expenses incurred by the Agent in connection with this Amendment Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof.

     (S)5.  Amendments to the Credit Agreement.
            ----------------------------------

          (S)5.1.  Amendment to (S)2.5.  Section 2.5 of the Credit Agreement is
                   -------------------
hereby amended by deleting the ratio "3.3:1.0" appearing in the first line of the chart in Section 2.5 and substituting therefor the ratio "3.2:1.0."

          (S)5.2.  Amendment to (S)2.8.  Section 2.8 of the credit Agreement is
                   -------------------
hereby amended by deleting the reference to "11:00 a.m." appearing in the first line thereof and substituting therefor "1:00 p.m."

          (S)5.3.  Amendment to (S)10.3.  Section 10.3 of the Credit Agreement
                   --------------------
is hereby amended by deleting the ratio "3.30:10" appearing in the last line thereof and substituting therefor the ratio "3.2:1.0."

          (S)5.4.  Amendment to (S)10.4.  Section 10.4 of the Credit Agreement
                   --------------------
is hereby amended by deleting the number "$23,000,000" appearing in the second line thereof and substituting therefor the number "$24,000,000."

          (S)5.5.  Amendment to (S)15.5 (c).  Section 15.5 (c) of the Credit
                   ------------------------
Agreement is hereby amended by adding the following language to the end of the second sentence thereof:

          "until such Obligations to non-delinquent Banks have been paid in full, provided, however, that nothing herein shall modify or reduce the Obligations of the Borrower under this (S)15.5 (c)."

          (S)5.6.  Amendment to (S)26.  Section 26 of the Credit Agreement is
                   ------------------
hereby amended by adding the following new sentence thereto after the second sentence of Section 26:

          "In addition and without limiting the foregoing, the Agent will not release any lien on or security interest in any Collateral (other than Collateral disposed of by the Borrower in accordance with the terms hereof and the other Loan Documents) without the written consent of all of the Banks."

     (S)6.  Expenses.  The Borrower agrees to pay to the Agent upon demand an
            --------
amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expense) incurred or sustained by the Agent in connection with the preparation of this Amendment Agreement and any related matters.
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     (S)7.  Miscellaneous.
            -------------

          (a) This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.


          (b) Except as otherwise expressly provided by this Amendment Agreement, all of the respective terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment Agreement and the Credit Agreement be read and construed as one instrument, and all references in the Loan Documents to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended by this Amendment Agreement.


     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.



                              BANK OF BOSTON CONNECTICUT,
                              Individually and as Agent


                              By:   /s/    Donald W. Peters
                                 ------------------------------------------
                                   Title               Vice President



                              MOORE MEDICAL CORP.


                              By:   /s/  John A. Murray
                                 ------------------------------------------
                              Title            Vice President